                       American Honda Finance Corporation
             Servicer's Certificate - Honda Auto Lease Trust 1999-A
        Distribution Date of April 16, 2001 for the Collection Period of
                      March 1, 2001 through March 31, 2001

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                 3,300,158,606.28

Servicer Advance                                                     -
Servicer Payahead                                         7,383,934.30
Number of Contracts                                            172,598
Weighted Average Lease Rate (Discounted)                          9.05%
Weighted Average Lease Rate                                       6.29%
Weighted Average Remaining Term                                  30.48
Servicing Fee Percentage (annual)                                 1.00%


POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                      2,173,622,864.08
  Number of Current Contracts                                  140,852
  Weighted Average Lease Rate (Discounted)                        9.04%
  Weighted Average Lease Rate                                     6.27%
  Weighted Average Remaining Term                                10.28

RESERVE FUND:
  Initial Deposit Amount                                                                 115,274,540.12
  Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                         5.50%
  Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)                   181,145,705.90
  Specified Reserve Fund Percentage (if Tests i, ii or iii are not satisfied)                      6.50%
  Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)                214,081,288.79

  Beginning Balance                                                                      181,145,705.90
  Net Investment Income Retained                                                                      -
  Deposit Amount                                                                                      -
  Withdrawal Amount                                                                                   -
  Excess Reserve Amount Released                                                                   0.00
  Ending Balance                                                                         181,145,705.90
  Specified Reserve Fund Balance                                                         181,145,705.90
  Net Investment Income                                                                      746,228.77
  Cumulative Withdrawal Amount                                                             4,379,607.87

CREDIT LOSSES :                                                                           Vehicle Count          Amount
                                                                                          -------------       -------------
  Contracts Charged-off During the Collection Period                                           244
  Discounted Principal Balance                                                                                 3,683,882.63
  Net Liquidation Proceeds for the Collection Period                                                          (2,834,757.61)
  Recoveries - Previously Charged-off Contracts                                                                  367,387.67
          Aggregate Credit Losses for the Collection Period                                                      481,737.35

  Repossessions for the Collection Period                                                                               131
  Cumulative Credit Losses for all Periods                                                                     9,368,869.11

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE FOR EACH COLLECTION
PERIOD:
    Second Preceding Collection Period                                                                                 0.32%
    First Preceding Collection Period                                                                                  0.16%
    Current Collection Period                                                                                          0.26%
TEST (i) (CHARGE-OFF RATE TEST)
Three Month Average                                                                                                    0.25%
Charge-off Rate Test (Test satisfied if Less Than or Equal to 1.5%)                                           Test Satisfied


                                                                                                                    Discounted
DELINQUENT CONTRACTS:                                                           Percent   Accounts    Percent    Principal Balance
                                                                                -------   --------    -------   -----------------
  31-60 Days Delinquent                                                          0.82%     1,148       0.79%      17,255,441.83
  61-90 Days Delinquent                                                          0.15%       207       0.14%       3,133,886.67
 Over 90 Days Delinquent                                                         0.12%       165       0.12%       2,560,886.18
  Total Delinquencies                                                                      1,520                  22,950,214.68

RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE THAN 60 DAYS TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                     0.37%
    First Preceding Collection Period                                                                                      0.34%
    Current Collection Period                                                                                              0.26%

TEST (ii) (DELINQUENCY RATE TEST)
Three Month Average                                                                                                        0.32%
Delinquency Rate Test (Test satisfied if Less Than or Equal to 1.5%)                                              Test Satisfied


RESIDUAL VALUE (GAIN) LOSS:                                     Vehicles
                                                                --------
  Matured Lease Vehicle Inventory Sold                            1182          17,181,990.44
  Net Liquidation Proceeds                                                     (16,054,197.09)
  Net Residual Value (Gain) Loss                                                 1,127,793.35
  Cumulative Residual Value (Gain) Loss all periods                              3,598,993.86

                                                                                               Average Net      Average
                                                          Number     Scheduled      Sale       Liquidation     Residual
                                                           Sold      Maturities     Ratio       Proceeds        Value
                                                          ------     ----------     ------     -----------     ---------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                        385           456       84.43%      14,229.82      15,557.58
  First Preceding Collection Period                         475           511       92.95%      13,777.69      15,072.41
  Current Collection Period                                1182          1229       96.18%      13,582.23      14,536.37
  Three Month Average                                                                           13,863.25      15,055.45
Ratio of Three Month Average Net
 Liquidation Proceeds to Average Residual Value                                                                    92.08%

                                                                                               CURRENT PERIOD
                                                                                                AMOUNT/RATIO          TEST MET?
                                                                                               --------------       -------------

TEST (iii) (RESIDUAL VALUE TEST)
a) Number of Vehicles Sold greater than 45% of Scheduled Maturities
   and greater than or equal to 500 Scheduled Maturities                                           96.18%                      No
b) 3 Month Average Matured Leased Vehicle Proceeds Less Than 75% of Average Residual Values        92.08%                      Yes
Residual Value Test  (Test satisfied if tests a or b = Yes)                                                         Test Satisfied


                                                       Amount
                                                    ------------
SERVICER'S FEE DUE:
Prior Cumulative Servicer's Fee Shortfall                      -
Servicer's Fee Due This Collection Period           1,883,580.96
Servicer's Fee Paid                                 1,883,580.96
Current Cumulative Servicer's Fee Shortfall                    -

                                                                          Amount
                                                                       ------------
ADVANCES AND PAYAHEADS:
ADVANCES
Prior Outstanding Servicer Advances                                    1,365,768.95
Net Advance/(Recovery) This Period                                        52,536.72
Nonrecoverable Prior Advances                                           (312,025.20)
Current Outstanding Servicer Advances                                  1,106,280.47
PAYAHEAD ACCOUNT
Prior Outstanding Payahead Balance                                     6,375,753.53
Net Allocation/(Collections) of Advanced Payments This Period           (942,860.19)
Current Outstanding Payahead Balance                                   7,318,613.72


                                                                                 Securities           Class A1        Class A2
                                                                   Total        Balance (99.8%)        Balance         Balance
                                                                -------------   ---------------       ---------       ---------
COLLECTIONS:
INTEREST
Scheduled Interest Collections                                  16,794,472.15    16,760,883.21
Interest Related To Prepayments in Full                            191,498.54       191,115.54
Interest Related To Full Term and Over Term Payoffs                         -                -
Interest Related to Reallocation Payments                           22,154.83        22,110.52
Excess Liquidation Proceeds                                                 -                -
Recoveries                                                         367,387.67       366,652.89
     Available Interest                                         17,375,513.19    17,340,762.16
PRINCIPAL
Scheduled Principal Collections                                 27,585,381.36    27,530,210.60
Prepayments In Full                                             17,223,358.00    17,188,911.28
Full Term and Over Term Payoffs                                 18,748,063.98    18,710,567.85
Reallocation Payment                                             2,251,613.30     2,247,110.07
Net Liquidation Proceeds                                        18,888,954.70    18,851,176.79
        Available Principal                                     84,697,371.34    84,527,976.60
WITHDRAWAL FROM RESERVE FUND                                                -                -
TOTAL OF SOURCES FOR DISTRIBUTION                              102,072,884.53

DISTRIBUTIONS:
INTEREST
Transferor Interest                                                 30,983.86
Capped Trustee Fees                                                  7,000.00         7,000.00
Class A Interest                                                10,395,460.46    10,395,460.46                -               -
Class A Interest Carryover Shortfalls                                       -                -                -               -
Class B Interest                                                   365,750.00       365,750.00
Class B Interest Carryover Shortfalls                                       -                -
Class C Interest                                                   379,500.00       379,500.00
Class C Interest Carryover Shortfalls                                       -                -
Capped Contingent and Excess Liability Premiums                             -                -
Capped Origination Trust Administrative Expenses                            -                -
Other Capped Trustee Fees                                                   -                -
Servicer's Fee                                                   1,883,580.96     1,879,813.80
Unpaid Servicer's Fees Related to Prior Collection Periods                  -                -
Reserve Fund Deposit                                                        -                -
Certificate Interest                                             1,201,051.93     1,201,051.93
Certificate Interest Carryover Shortfall                                    -                -
Excess Interest to Transferor
          TOTAL DISTRIBUTIONS OF INTEREST                       14,263,327.22    14,228,576.19                -               -

PRINCIPAL
Transferor Principal                                               169,394.74
Principal Distribution to A-1, A-2, A-3 and A-4 Notes           84,527,976.60    84,527,976.60                -               -
Principal Distribution to A-5, B and C Notes                                                                  -               -
Principal Distribution to Certificates                                      -                -
Class A Covered Loss Amount                                      1,972,964.53     1,972,964.53                -               -
Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall                                                       -                -                -               -
Class B Covered and Uncovered Loss Amount                                   -                -
Class C Covered and Uncovered Loss Amount                                   -                -
Class B Note Principal Loss Carryover Shortfall                             -                -
Class C Note Principal Loss Carryover Shortfall                             -                -
Class B Note Interest on Principal Loss Carryover Shortfall                 -                -
Class C Note Interest on Principal Loss Carryover Shortfall                 -                -
Certificate Principal Loss Amount/Certificate Principal
  Carryover Shortfall                                            1,139,221.44     1,139,221.44
Uncapped Administrative Expenses (paid to the Trustees)                     -                -
 TOTAL DISTRIBUTIONS OF PRINCIPAL                               87,809,557.31    87,640,162.57                -               -

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
Beginning Balance                                                                            -                -               -
Current Period Increase (Decrease)                                                           -                -               -
Ending Balance                                                                               -                -               -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
Beginning Balance                                                3,598,935.76     3,586,704.08                -               -
Current Period Increase (Decrease)                              (1,114,573.72)   (1,118,597.89)               -               -
Ending Balance                                                   2,484,362.04     2,468,106.19                -               -


                                                                     Class A3        Class A4        Class A5         Class B
                                                                      Balance         Balance         Balance         Balance
                                                                     --------        --------        --------         --------
COLLECTIONS:
INTEREST
Scheduled Interest Collections
Interest Related To Prepayments in Full
Interest Related To Full Term and Over Term Payoffs
Interest Related to Reallocation Payments
Excess Liquidation Proceeds
Recoveries
     Available Interest
PRINCIPAL
Scheduled Principal Collections
Prepayments In Full
Full Term and Over Term Payoffs
Reallocation Payment
Net Liquidation Proceeds
        Available Principal
WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
Transferor Interest
Capped Trustee Fees
Class A Interest                                                   548,335.46    5,375,000.00    4,472,125.00
Class A Interest Carryover Shortfalls                                       -               -               -
Class B Interest                                                                                                   365,750.00
Class B Interest Carryover Shortfalls                                                                                       -
Class C Interest
Class C Interest Carryover Shortfalls
Capped Contingent and Excess Liability Premiums
Capped Origination Trust Administrative Expenses
Other Capped Trustee Fees
Servicer's Fee
Unpaid Servicer's Fees Related to Prior Collection Periods
Reserve Fund Deposit
Certificate Interest
Certificate Interest Carryover Shortfall
Excess Interest to Transferor
          TOTAL DISTRIBUTIONS OF INTEREST                          548,335.46    5,375,000.00    4,472,125.00      365,750.00

PRINCIPAL
Transferor Principal
Principal Distribution to A-1, A-2, A-3 and A-4 Notes           84,527,976.60               -
Principal Distribution to A-5, B and C Notes
Principal Distribution to Certificates
Class A Covered Loss Amount                                      1,972,964.53               -               -
Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall                                                       -               -               -
Class B Covered and Uncovered Loss Amount                                                                                   -
Class C Covered and Uncovered Loss Amount
Class B Note Principal Loss Carryover Shortfall                                                                             -
Class C Note Principal Loss Carryover Shortfall
Class B Note Interest on Principal Loss Carryover Shortfall                                                                 -
Class C Note Interest on Principal Loss Carryover Shortfall
Certificate Principal Loss Amount/Certificate Principal
  Carryover Shortfall
Uncapped Administrative Expenses (paid to the Trustees)
 TOTAL DISTRIBUTIONS OF PRINCIPAL                               86,500,941.13               -               -               -

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
Beginning Balance                                                           -               -               -               -
Current Period Increase (Decrease)                                          -               -               -               -
Ending Balance                                                              -               -               -               -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
Beginning Balance                                                           -               -               -               -
Current Period Increase (Decrease)                                          -               -               -               -
Ending Balance                                                              -               -               -               -

                                                                                                 Transferor
                                                                   Class C       Certificate      Interest
                                                                   Balance         Balance         Balance
                                                                   --------      ------------    ----------
COLLECTIONS:
INTEREST
Scheduled Interest Collections                                                                     33,588.94
Interest Related To Prepayments in Full                                                               383.00
Interest Related To Full Term and Over Term Payoffs                                                        -
Interest Related to Reallocation Payments                                                              44.31
Excess Liquidation Proceeds                                                                                -
Recoveries                                                                                            734.78
     Available Interest                                                                            34,751.03
PRINCIPAL
Scheduled Principal Collections                                                                    55,170.76
Prepayments In Full                                                                                34,446.72
Full Term and Over Term Payoffs                                                                    37,496.13
Reallocation Payment                                                                                4,503.23
Net Liquidation Proceeds                                                                           37,777.91
        Available Principal                                                                       169,394.74
WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
Transferor Interest                                                                                30,983.86
Capped Trustee Fees
Class A Interest
Class A Interest Carryover Shortfalls
Class B Interest
Class B Interest Carryover Shortfalls
Class C Interest                                                 379,500.00
Class C Interest Carryover Shortfalls                                     -
Capped Contingent and Excess Liability Premiums
Capped Origination Trust Administrative Expenses
Other Capped Trustee Fees
Servicer's Fee                                                                                      3,767.16
Unpaid Servicer's Fees Related to Prior Collection Periods                                                 -
Reserve Fund Deposit
Certificate Interest                                                           1,201,051.93
Certificate Interest Carryover Shortfall                                                  -
Excess Interest to Transferor                                                             -                -
          TOTAL DISTRIBUTIONS OF INTEREST                        379,500.00    1,201,051.93        34,751.03

PRINCIPAL
Transferor Principal                                                                              169,394.74
Principal Distribution to A-1, A-2, A-3 and A-4 Notes
Principal Distribution to A-5, B and C Notes                              -               -                -
Principal Distribution to Certificates                                                    -
Class A Covered Loss Amount
Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall
Class B Covered and Uncovered Loss Amount
Class C Covered and Uncovered Loss Amount                                 -
Class B Note Principal Loss Carryover Shortfall
Class C Note Principal Loss Carryover Shortfall                           -
Class B Note Interest on Principal Loss Carryover Shortfall
Class C Note Interest on Principal Loss Carryover Shortfall               -
Certificate Principal Loss Amount/Certificate Principal
  Carryover Shortfall                                                          1,139,221.44
Uncapped Administrative Expenses (paid to the Trustees)
 TOTAL DISTRIBUTIONS OF PRINCIPAL                                         -    1,139,221.44       169,394.74

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
Beginning Balance                                                         -               -
Current Period Increase (Decrease)                                        -               -
Ending Balance                                                            -               -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
Beginning Balance                                                         -    3,586,704.08        12,231.68
Current Period Increase (Decrease)                                        -   (1,118,597.89)        4,024.17
Ending Balance                                                            -    2,468,106.19        16,255.85


                                                                       Securities         Class A1           Class A2
                                                       Total         Balance (99.8%)       Balance            Balance
                                                       -----         ---------------       -------            -------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS
 AND CERTIFICATEHOLDERS:
Interest Distributions                             14,263,327.22      14,228,576.19                  -                  -
Principal Distributions                            87,809,557.31      87,640,162.57                  -                  -
          Total Distributions                     102,072,884.53     101,868,738.76                  -                  -


ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)             3,300,158,606.28
Initial Note/Certificate Balance                                     3,293,558,289.00   380,000,000.00     360,000,000.00
Percent of ANIV                                                               99.80%             11.51%             10.91%
Class Allocation Percentage                                                                      12.89%             12.22%
Note/Certificate Factor                                                                           1.00               1.00
Note/Certificate Rate                                                                            5.445%             5.875%
Servicer Advance                                               -
Servicer Payahead                                   7,383,934.30
Number of Contracts                                      172,598
Weighted Average Lease Rate                                 6.29%
Weighted Average Lease Rate (Discounted)                    9.05%
Weighted Average Remaining Term                            30.48
Servicing Fee Percentage                                    1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value (ANIV)             2,260,297,153.63
Note/Certificate Balance                                             2,255,747,867.69                -                  -
Percent of ANIV                                                               99.80%              0.00%              0.00%
Class Allocation Percentage                                                                       0.00%              0.00%
Note/Certificate Factor                                                                           0.00               0.00
Servicer Advance                                    1,365,768.95
Servicer Payahead                                   6,375,753.53
Number of Contracts                                      144,965
Weighted Average Lease Rate                                 6.28%
Weighted Average Lease Rate (Discounted)                    9.04%
Weighted Average Remaining Term                            11.10
Servicing Fee Percentage                                    1.00%
Number of Days in the Accrual Period                                                                28                 28

POOL DATA CURRENT MONTH
Aggregate Net Investment Value (ANIV)             2,173,622,864.08
Note/Certificate Balance                                             2,169,246,926.56                -                  -
Percent of ANIV                                                               99.80%              0.00%              0.00%
Class Allocation Percentage                                                                       0.00%              0.00%
Note/Certificate Factor                                                                           0.00               0.00
Servicer Advance                                    1,106,280.47
Servicer Payahead                                   7,318,613.72
Number of Contracts                                      140,852
Weighted Average Lease Rate                                 6.27%
Weighted Average Lease Rate (Discounted)                    9.04%
Weighted Average Remaining Term                            10.28
Servicing Fee Percentage                                    1.00%
Number of Days in the Accrual Period                                                                31                 31


                                                     Class A3           Class A4            Class A5             Class B
                                                      Balance            Balance             Balance             Balance
                                                      -------            -------             -------             -------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS
 AND CERTIFICATEHOLDERS:
Interest Distributions                                 548,335.46       5,375,000.00       4,472,125.00         365,750.00
Principal Distributions                             86,500,941.13                  -                  -                  -
          Total Distributions                       87,049,276.59       5,375,000.00       4,472,125.00         365,750.00


ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Initial Note/Certificate Balance                   400,000,000.00     1,000,000,000.00   807,000,000.00      66,000,000.00
Percent of ANIV                                             12.12%             30.30%             24.45%              2.00%
Class Allocation Percentage                                 13.57%             33.93%             27.38%            100.00%
Note/Certificate Factor                                      1.00               1.00               1.00               1.00
Note/Certificate Rate                                       6.100%             6.450%             6.650%             6.650%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value (ANIV)
Note/Certificate Balance                           107,869,270.60     1,000,000,000.00   807,000,000.00      66,000,000.00
Percent of ANIV                                              4.77%             44.24%             35.70%              2.92%
Class Allocation Percentage                                  5.63%             52.22%             42.14%            100.00%
Note/Certificate Factor                                      0.27               1.00               1.00               1.00
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage
Number of Days in the Accrual Period                           30                 30                 30                 30

POOL DATA CURRENT MONTH
Aggregate Net Investment Value (ANIV)
Note/Certificate Balance                            21,368,329.47     1,000,000,000.00   807,000,000.00      66,000,000.00
Percent of ANIV                                              0.98%             46.01%             37.13%              3.04%
Class Allocation Percentage                                  1.17%             54.69%             44.14%            100.00%
Note/Certificate Factor                                      0.05               1.00               1.00               1.00
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage
Number of Days in the Accrual Period                           30                 30                 30                 30

                                                                                              Transferor
                                                        Class C         Certificate            Interest
                                                        Balance           Balance              Balance
                                                        -------         -----------           ----------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS
 AND CERTIFICATEHOLDERS:
Interest Distributions                                 379,500.00       1,201,051.93          34,751.03
Principal Distributions                                         -       1,139,221.44         169,394.74
          Total Distributions                          379,500.00       2,340,273.37         204,145.77


ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Initial Note/Certificate Balance                    66,000,000.00     214,558,289.00       6,600,317.28
Percent of ANIV                                              2.00%              6.50%              0.20%
Class Allocation Percentage                                100.00%            100.00%
Note/Certificate Factor                                      1.00               1.00
Note/Certificate Rate                                       6.900%             6.900%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value (ANIV)
Note/Certificate Balance                            66,000,000.00     208,878,597.09       4,549,285.94
Percent of ANIV                                              2.92%              9.24%              0.20%
Class Allocation Percentage                                100.00%            100.00%
Note/Certificate Factor                                      1.00               0.97
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage
Number of Days in the Accrual Period                           30                 30

POOL DATA CURRENT MONTH
Aggregate Net Investment Value (ANIV)
Note/Certificate Balance                            66,000,000.00     208,878,597.09       4,375,937.52
Percent of ANIV                                              3.04%              9.61%              0.20%
Class Allocation Percentage                                100.00%            100.00%
Note/Certificate Factor                                      1.00               0.97
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage
Number of Days in the Accrual Period                           30                 30


I hereby certify to the best of my knowledge that the report provided is true and correct.

/S/ JOHN WEISICKLE
--------------------------------------
John Weisickle, Vice President Finance